UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 17, 2007

The Bank Holdings
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-50645	90-0071778
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9990 Double R. Blvd., Reno, Nevada		89521
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	775.853.8600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 8.01 Other Events.

On December 17, 2007 The Bank Holdings (the "Company") announced that its Board of Directors had approved a plan to repurchase up to $3,000,000 of the outstanding common stock of the Company. The release further mentions that Stock repurchases may be made from time to time on the open market or through privately negotiated transactions. The timing of purchases and the exact number of shares to be purchased will depend on market conditions. The share repurchase program does not include specific price targets or timetables and may be suspended at any time.

A copy of the Company's press release is herewith attached as an Exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits 99.1
Press release issued by the Company December 17, 2007

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank Holdings

December 20, 2007	By:	Jack B. Buchold

Name: Jack B. Buchold
Title: Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release